                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  March 25, 1999


                               DAVOX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       0-15578                                             02-0364368
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            6 Technology Park Drive, Westford, Massachusetts  01886
                 ----------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (978) 952-0200
                                 ______________
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Item 5.  Other Events.

On March 4, 1999, Davox Corporation ("Davox") announced the resignation of John
J. Connolly, Davox's Vice President Finance and Chief Financial Officer, which was to be effective as of March 31, 1999. On March 15, 1999, Davox announced that Mr. Connolly would remain with Davox as Vice President Finance and Chief Financial Officer.

The information contained in the press release of Davox dated March 15, 1999 attached as Exhibit 99.1 is hereby incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.  None.
     -----------------------------------------

(b)  Pro Forma Financial Information.  None.
     -------------------------------

(c)  Exhibits.
     --------

      Exhibit No.       Description
      -----------       -----------

         99.1 Press Release of Davox Corporation dated March 15, 1999 announcing that John J. Connolly would remain as Vice President Finance and Chief Financial Officer

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DAVOX CORPORATION


                                       By: /s/ John J. Connolly
                                           -------------------------------
                                           John J. Connolly
                                           Vice President, Finance,
                                           Chief Financial Officer and Treasurer
                                           (Principal Financial and Accounting
                                           Officer)

Dated:  March 25, 1999

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------

   Exhibit No.  Description
   -----------  -----------

       99.1 Press Release of Davox Corporation dated March 15, 1999 announcing that John J. Connolly would remain as Vice President Finance and Chief Financial Officer

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